UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
November 9, 2026
Date of Report (Date of earliest event reported)
UPLAND SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36720	27-2992077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 S. Capital of Texas Highway, Las Cimas IV, Suite 300
Austin, Texas 78746
(Address of principal executive offices, including zip code)
(512) 960-1010
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPLD	The Nasdaq Global Market
Preferred Stock Purchase Rights	-	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                              ☐

Item 1.01. Entry into a Material Definitive Agreement.
On November 9, 2026, Upland Software, Inc. (the “Company”) entered into a Dividend Waiver Agreement (the “Waiver Agreement”) with Ulysses Aggregator, LP (the “Investor”), an affiliate of HGGC, LLC (“HGGC”) and the holder of all 115,000 outstanding shares of the Company's Series A Convertible Preferred Stock (the “Series A Preferred Stock”).
Under the Waiver Agreement, effective October 1, 2026 the Investor waived, for an indefinite period, the accumulation and accrual of dividends on the Series A Preferred Stock, which accrue at 4.5% per annum and are paid in kind. Waived dividends are permanently forgiven and will not be reinstated or become payable, including upon any revocation of the waiver. The holders of a majority of the Series A Preferred Stock may revoke the waiver at any time, on a prospective basis, effective as of the first quarterly dividend period beginning at least 30 days after the Company receives written notice of the revocation.
David Chung, Co-Chief Investment Officer and Managing Partner of HGGC, serves on the Company's Board of Directors as the Series A Director designated by the holders of the Series A Preferred Stock pursuant to the Certificate of Designation.
The foregoing description of the Waiver Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Waiver Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.
On November 9, 2026, the Company issued a press release announcing the Waiver Agreement. The press release is filed hereto as Exhibit 99.1 and is incorporated by reference herein. The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
10.1	Dividend Waiver Agreement, dated as of November 9, 2026, by and between Upland Software, Inc. and Ulysses Aggregator, LP
99.1	Press Release of Upland Software, Inc. dated November 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPLAND SOFTWARE, INC.

By:	/s/ Jennifer Simon
Jennifer Simon Chief Financial Officer
Date: November 9, 2026